UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K
                           _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-25380



                      Date of Report: January 26, 2006



                       ULTRADATA SYSTEMS, INCORPORATED
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           (Exact name of registrant as specified in its charter)


           Delaware                                     43-1401158
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    (State of other jurisdiction of                 (IRS Employer
     incorporation or organization                   Identification No.)


    1240 Dielman Industrial Court, St. Louis, MO            63132
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    (Address of principal executive offices)              (Zip Code)


                                (314) 997-2250
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors

     On January 26, 2006 H. Krollfeifer, Jr. resigned from his position as a member of Ultradata's Board of Directors.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ULTRADATA SYSTEMS, INCORPORATED

Dated: January 27, 2006                By:  /s/ Monte Ross
                                       -----------------------------------
                                       Monte Ross, Chief Executive Officer